                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                         COMPUTER ASSOCIATES INTERNATIONAL, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                ADMISSION TICKET

    Notice: If you plan on attending the 2001 Annual Meeting, please bring this admission ticket.

           No admission will be granted without an admission ticket.

                         ANNUAL MEETING OF STOCKHOLDERS
              AUGUST 29, 2001, 10:00 A.M. (EASTERN DAYLIGHT TIME)
                            WYNDHAM WIND WATCH HOTEL
                               1717 MOTOR PARKWAY
                               ISLANDIA, NY 11749
                                 1-631-232-9800

From East of Islandia: Take 495 West to Exit 58. (Old Nichols Road.) Go North on Old Nichols Road. Make a left on Motor Parkway. The Wyndham Wind Watch Hotel is on the right. From West of Islandia: Take 495 East to Exit 57. (Motor Parkway.) At the light, turn left. Go straight across Route 454 (Veterans Highway.) The Wyndham Wind Watch Hotel is on the left.